UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 19, 2009
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
SIGNATURE

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On May 19, 2009, at the Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of TRW Automotive Holdings Corp. (the “Company”) approved certain amendments to the Amended and Restated TRW Automotive Holdings Corp. 2003 Stock Incentive Plan (the “Plan”), which:
•	increase the number of shares of the Company’s common stock available for issuance under the Plan by 4.5 million shares, to a total of 23 million shares; and

•	allow for a one-time stock option exchange program for employees other than members of the Company’s Board of Directors, its executive officers and certain of its 45 most senior executives (the “Exchange Program”).
This description of the amendments is qualified in its entirety by reference to the full text of the amendments filed as Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2009 (the “Proxy Statement”).
A summary of the material terms of the Plan and the Exchange Program was included in the discussion of Proposals 3 and 4 in the Proxy Statement. The summary of the Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Proxy Statement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated TRW Automotive Holdings Corp. 2003 Stock Incentive Plan (Incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on April 3, 2009)

10.2	First Amendment to Amended and Restated TRW Automotive Holdings Corp. 2003 Stock Incentive Plan, dated as of February 18, 2009 (Incorporated by reference to Appendix B to the Company’s definitive proxy statement filed with the SEC on April 3, 2009)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: May 20, 2009	By:	/s/ David L. Bialosky
David L. Bialosky
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

10.1	Amended and Restated TRW Automotive Holdings Corp. 2003 Stock Incentive Plan (Incorporated by reference to the Company’s definitive proxy statement filed with the SEC on April 3, 2009)

10.2	First Amendment to Amended and Restated TRW Automotive Holdings Corp. 2003 Stock Incentive Plan, dated as of February 18, 2009 (Incorporated by reference to the Company’s definitive proxy statement filed with the SEC on April 3, 2009)

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